August 2024 1 Revolutionizing Aesthetic Medicine KB301 PEARL-1 Interim Results for Dynamic Wrinkles of the Décolleté and Lateral Canthal Lines Exhibit 99.2

Forward-Looking Statements 2 This presentation, which includes the accompanying oral presentation, contains, and the answers to questions may contain, forward-looking statements that involve substantial risks and uncertainties. Any statements in this presentation about future expectations, plans and prospects for Jeune Aesthetics, Inc., a wholly-owned subsidiary of Krystal Biotech, Inc. (together, the “Company”), which may include but are not limited to statements about the clinical utility of KB301; the Company’s plans for a Phase 2 study evaluating KB301 for the treatment of dynamic wrinkles of the décolleté, including the expected timing of initiation of the Phase 2 study; the markets for aesthetic skin conditions and the primary and secondary tools for treating aesthetic skin conditions, including existing consumer demand for aesthetic treatments and expected market expansion trends; the projected aesthetic treatment ladder; the potential market for aesthetic treatments for aged skin; the development and commercialization of the Company’s pipeline product candidates, including conduct and timelines of clinical studies; the Company’s technology platform; and other statements containing the words “anticipate”, “believe”, “estimate”, “expect”, “intend”, “may”, “plan”, “predict”, “project”, “target”, “potential”, “likely”, “will”, “would”, “could”, “should”, “continue” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: uncertainties associated with regulatory reviews and clinical trials; the availability or commercial potential of the Company’s products; and such other important factors as are set forth in the Krystal Biotech Inc.’s filings with the U.S. Securities and Exchange Commission. The forward-looking statements included in this presentation represent the Company’s views as of the date of this presentation and should not be relied upon as representing the Company’s views as of any subsequent date. While the Company may elect to update these forward-looking statements, it specifically disclaims any obligation to do so. This presentation contains estimates and statistical data made by independent parties or the Company relating to, among other things, market size and growth. These estimates involve assumptions and limitations and should not be given undue weight. Neither the Company nor any other person makes any representation as to the accuracy or completeness of such estimates or data or undertakes any obligation to update such estimates or data. In addition, any projections, assumptions and estimates of the Company’s future performance and the future performance of the markets in which the Company operates are necessarily subject to a high degree of uncertainty and risk. All product candidates described in this presentation are investigational treatments. © Copyright 2024 Jeune Aesthetics, Inc. All rights reserved.

Jeune Aesthetics: Wholly Owned Subsidiary of Krystal Biotech, Inc. 3*Jeune holds exclusive license to Krystal’s HSV-1 gene delivery platform for cash pay markets Subsidiary Dedicated to Aesthetics and Cash Pay Markets*  Clinical Development  Commercial Fully integrated biotech developing portfolio of genetic medicines R&D Finance / HR Manufacturing Legal Regulatory © Copyright 2024 Jeune Aesthetics, Inc. All rights reserved.

Jeune’s Groundbreaking Skin Rejuvenation Technology 4 © Copyright 2024 Jeune Aesthetics, Inc. All rights reserved.

Lead Program KB301 Designed to Increase Type III Collagen Levels in Aging Skin


Epidermis
Dermis
Collagen-1
Elastin
Fibroblast
Collagen-3
KB301
Payload

- Type III collagen (COL3) is the second most abundant protein in the skin but levels decline significantly with age
- COL3 has been implicated in both new collagen fibril formation as well as regulation of collagen fibril diameter, organization, and elasticity
- Consistent with its role as an early regulator of new collagen formation, COL3 expression has been used as a marker of clinical efficacy of fillers

Jeune's lead program KB301 is designed to increase COL3 expression from an individual's own skin cells, restoring youthful collagen levels and rejuvenating the skin

KB301 Phase 1 Program PEARL-1

- Cohort 1 – Safety and PK*
- Cohort 2 – Initial Efficacy**
- Cohort 2E – Durability***
- **Cohorts 3 / 4**

PK, pharmacokinetics

Fleischmajer R 1990 Ann N Y Acad Sci 580: 161-175; Fleischmajer R 1990 J Struct Biol 105: 162-169; Asgari M 2017 Sci Rep 7: 1392; Liu X 1997 Proc Natl Acad U S A 94: 1852-1856; Shuster S 1975 Br J Dermatol 93: 639; Wang P 2018 J Chin Med Assoc 81: 94-101; Yutsovskaya Y 2014 J Drugs Dermatol 13: 1047-1052; Xue M 2015 Adv Wound Care 4: 119-136; Hayakawa T 1979 Clin Chim Acta 93: 119-125

* Results presented at SID 2021 in May 2021
** Results presented March 2022
*** Results presented November 2022

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Aesthetic Improvement Reported at All KB301 Treatment Sites in Cohort 2 6 © Copyright 2024 Jeune Aesthetics, Inc. All rights reserved. Both low and high dose KB301 generally well tolerated, with evidence of pharmacodynamic effect and aesthetic improvement across injection sites Cohort 2: Exploratory, 2:1 randomized, placebo-controlled study evaluating safety and efficacy of KB301, administered up to four times weekly, at either low and/or high dose, to the area above the knee, the lower cheek and upper cheek. 1.6 1.9 0.7 0.9 0.0 0.5 1.0 1.5 2.0 Visit 5 Visit 6 M ea n C ha ng e fr o m B as el in e Subject Satisfaction Score High Dose - KB301 Placebo n = 19 n = 9 Lower Cheek High Dose Upper Cheek Low Dose Above The Knee 1.74 0.67 0.0 0.5 1.0 1.5 2.0 Visit 5 M ea n C ha ng e, m m Skin Fold Thickness Change from Baseline High Dose - KB301 Placebo No signal detected at low dose (n = 12 with n = 6 matching placebo) 1.3 1.3 0.5 0.7 0.0 0.5 1.0 1.5 2.0 Visit 5 Visit 6 M ea n C ha ng e fr o m B as el in e Subject Satisfaction Score Low Dose - KB301 Placebo n = 31 n = 15 n = 31 n = 15 Only high dose was tested above the knee Only low dose was tested in the upper cheek

0 0.2 0.4 0.6 0.8 1 1.2 1.4 1.6 1.8 2 Baseline (n=13) Visit 5 (n=13) Visit 6 (n=12) Month 1 (n=13) Month 2 (n=13) Month 3 (n=10) M ea n C ha ng e in S SS fr o m B as el in e Change in Subject Satisfaction Score Lower Cheek High Dose Group Durability of at Least Nine Months Observed in Extension Follow Up 7 Cohort 2 (Efficacy) Cohort 2E (Durability) 5 -6 m o nt hs Scores remained elevated from baseline approximately 7-9 months after the last dose in Cohort 2 7 to 9 months after last dose Change in SSS compared to baseline (defined as the beginning of Cohort 2 prior to any treatment with KB301) Visit 5 and 6 correspond to 2 to 4 weeks after the last dose, depending on whether the subject received 3 or 4 doses Missing data at Visit 6 and Month 3 are due to missed study visits. © Copyright 2024 Jeune Aesthetics, Inc. All rights reserved. SSS, Subject satisfaction score

Indications for Cohorts 3/4 Selected Based on KB301 Profile and Market Demand 8 © Copyright 2024 Jeune Aesthetics, Inc. All rights reserved. Cohort 3 Cohort 4 Lateral Canthal Lines at Rest Dynamic Wrinkles of the Décolleté

Cohorts 3 and 4 Interim Data Review 9

PEARL-1 Cohort 3 Evaluating KB301 in Lateral Canthal Lines at Rest

Study Objective and Design

- Multicenter, open-label study evaluating KB301 for the improvement of lateral canthal lines at rest in adults
- Key study objectives were safety and preliminary efficacy as assessed by investigator and subject, as well as images; surveys for efficacy assessment included
  - **Investigator and Subject:** 5-point Global Aesthetic Improvement Scale (GAIS)
  - **Subject Only:** Subject Satisfaction Questionnaire (SSQ)
- Dosing and administration technique also explored as part of study
- Key exclusion / inclusion criteria
  - Adults up to 75 years of age, Fitzpatrick phototype score I-IV
  - No skin conditions or aesthetic treatments in lateral canthal region, last 6 months

Study Population

- 13 subjects enrolled and 12 assessed through two month follow up
- Assessed subjects:
  - Median 57 years of age (range = 31 to 68 years), 92% female
  - Six subjects received high dose KB301 with microneedling treatment
  - Two subjects received low dose KB301 and five subjects received high dose KB301 with standard syringe

Abbreviated Treatment and Assessment Schedule for Interim Readout

Treatment Visits
- Image Capture
- Subject and Investigator Assessments
- Weekly Treatments

↓ One Month

One Month Follow Up
- Image Capture
- Subject and Investigator Assessments

↓ One Month

Two Month Follow Up
- Image Capture
- Subject and Investigator Assessments

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Interim Safety Findings in Lateral Canthal Region Both low and high dose KB301 generally well tolerated with no adverse change in safety profile upon repeat dosing Localized, Related or Possibly Related Adverse Events* Grade 1 Grade 2 Grade 3 Grade 4 Dryness 2 0 0 0 Erosion 0 2 0 0 Itching 6 0 0 0 Pain 2 6 0 0 Swelling 13 21 0 0 Texture 2 0 0 0 N 25 29 0 0 Possibly related or related systemic AE reported in 2 subjects: headache, chills, muscle aches (n=1 each) © Copyright 2024 Jeune Aesthetics, Inc. All rights reserved. 11AE, adverse event *Total localized, possibly related or related AEs recorded over all visits and both right and left injection sites

0% 20% 40% 60% 80% 100% One Month Two Month Investigator Assessed 12 © Copyright 2024 Jeune Aesthetics, Inc. All rights reserved. Clear and Clinically Meaningful Improvements in Lateral Canthal Lines 0% 20% 40% 60% 80% 100% One Month Two Month Subject Assessed +2 Point = (Much) Improved +1 Point = Somewhat Improved 0 Point = No Change -1 Point = Somewhat Worse -2 Point = (Much) Worse GAIS Results for Wrinkles / Lines Responder No Change or Worse Subject Satisfaction Responder Rate* Lateral Canthal Lines; Two Month Follow Up *Defined as subject satisfaction increase of one or more points n = 12 n = 12 for each timepoint Follow Up Period After Treatment n = 12 for each timepoint Follow Up Period After Treatment GAIS, Global Aesthetic Improvement Scale

0% 20% 40% 60% 80% 100% One Month Two Month Investigator Assessed 0% 20% 40% 60% 80% 100% One Month Two Month Subject Assessed Crepiness Elasticity Hydration Radiance Texture 13 © Copyright 2024 Jeune Aesthetics, Inc. All rights reserved. Improvements Also Observed Across Multiple Other Skin Attributes GAIS Responder Rates* by Attribute *Defined as GAIS scores of +1 or +2 Additional attributes assessed and not shown, erythema and pigmentation, for which responder rates at month 1 / 2 ranged from 17% to 100%, n = 12 / timepoint n = 12 for each timepoint Follow Up Period After Treatment n = 12 for each timepoint Follow Up Period After Treatment GAIS, Global Aesthetic Improvement Scale

Lateral Canthal Lines Before and After Images 14Baseline Two Month Follow Up © Copyright 2024 Jeune Aesthetics, Inc. All rights reserved.

Lateral Canthal Lines Before and After Images 15 © Copyright 2024 Jeune Aesthetics, Inc. All rights reserved. Baseline Two Month Follow Up

PEARL-1 Cohort 4 Evaluating KB301 in Dynamic Wrinkles of the Décolleté

Study Objective and Design

- Multicenter, open-label study evaluating KB301 for the improvement of dynamic wrinkles of the décolleté in adults
- Key study objectives were safety and preliminary efficacy as assessed by investigator and subject, as well as images; surveys for efficacy assessment included
  - **Investigator and Subject:** 5-point Global Aesthetic Improvement Scale (GAIS)
  - **Subject Only:** Subject Satisfaction Questionnaire (SSQ)
- Key exclusion / inclusion criteria
  - Adults up to 75 years of age, Fitzpatrick phototype score I-IV
  - No skin conditions or aesthetic treatments in décolleté region, last 6 months

Study Population

- 20 subjects enrolled and 18 assessed through two month follow up
- Assessed subjects:
  - Median 60 years of age (range = 42 to 74 years), all female
  - All received high dose KB301 with standard syringe

Abbreviated Treatment and Assessment Schedule for Interim Readout

Treatment Visits
- Image Capture
- Subject and Investigator Assessments
- Weekly Treatments

↓ One Month

One Month Follow Up
- Image Capture
- Subject and Investigator Assessments

↓ One Month

Two Month Follow Up
- Image Capture
- Subject and Investigator Assessments

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Interim Safety Findings in the Décolleté Region Localized, Related or Possibly Related Adverse Events* Grade 1 Grade 2 Grade 3 Grade 4 Bumps 14 1 0 0 Burning 1 0 0 0 Discomfort 0 1 0 0 Edema 1 0 0 0 Hypersensitivity 2 0 0 0 Itching 20 5 0 0 Pain 12 3 0 0 Redness 26 5 0 0 Swelling 2 3 0 0 Tenderness 12 0 0 0 Tightness 0 1 0 0 N 90 19 0 0 Possibly related or related systemic AE reported in 4 subjects: chills (n = 3), headache, muscle aches, dizziness, vomiting, swelling of hands (n=1 each) © Copyright 2024 Jeune Aesthetics, Inc. All rights reserved. KB301 generally well tolerated with no adverse change in safety profile upon repeat dosing 17AE, adverse event *Total localized, possibly related or related AEs recorded over all visits

18 © Copyright 2024 Jeune Aesthetics, Inc. All rights reserved. Profound Improvements Increasing With Time in the Décolleté Responder No Change or Worse Subject Satisfaction Responder Rate* Dynamic Wrinkles; Two Month Follow Up 0% 20% 40% 60% 80% 100% One Month Two Month Investigator Assessed GAIS Results for Wrinkles / Lines n = 18 n = 18 for each timepoint Follow Up Period After Treatment n = 18 for each timepoint Follow Up Period After Treatment 0% 20% 40% 60% 80% 100% One Month Two Month Subject Assessed +2 Point = (Much) Improved +1 Point = Somewhat Improved 0 Point = No Change -1 Point = Somewhat Worse -2 Point = (Much) Worse *Defined as subject satisfaction increase of one or more pointsGAIS, Global Aesthetic Improvement Scale

0% 20% 40% 60% 80% 100% One Month Two Month Investigator Assessed 19 © Copyright 2024 Jeune Aesthetics, Inc. All rights reserved. Again Seeing Improvements Across Multiple Other Skin Attributes GAIS Responder Rates* by Attribute *Defined as GAIS scores of +1 or +2 Additional attributes assessed and not shown, erythema, pigmentation, for which responder rates at month 1 / 2 ranged from 41% to 82%, n = 15-18 0% 20% 40% 60% 80% 100% One Month Two Month Subject Assessed Crepiness Elasticity Hydration Radiance Texture n = 17-18 for each timepoint Follow Up Period After Treatment n = 18 for each timepoint Follow Up Period After Treatment GAIS, Global Aesthetic Improvement Scale

Décolleté Before and After Images 20 © Copyright 2024 Jeune Aesthetics, Inc. All rights reserved. Baseline Two Month Follow Up

Décolleté Before and After Images 21 © Copyright 2024 Jeune Aesthetics, Inc. All rights reserved. Baseline Two Month Follow Up

Décolleté Before and After Images 22 © Copyright 2024 Jeune Aesthetics, Inc. All rights reserved. Baseline Two Month Follow Up

Next Steps and Market Opportunity 23

Next Steps for KB301 24  Select indication for Phase 2 development – completed, décolleté selected  Develop KB301-specific scale and assessment tool for patient report outcomes  Initiate Phase 2 development – target study start 2025  © Copyright 2024 Jeune Aesthetics, Inc. All rights reserved.

No Primary Aesthetic Tool Addresses Aged Skin Fillers: Fat and Bone Loss Neuromodulators: Dynamic Wrinkles NO PRIMARY TOOL Aged Skin © Copyright 2024 Jeune Aesthetics, Inc. All rights reserved. 25

Address Root Cause of Skin Aging Injected with Standard Syringes and Needles Shipped and Stored like other Injectables No Capital Equipment Investment Jeune Technology Jeune Technology Jeune Technology Jeune Technology Ideal Primary Tool for Skin Rejuvenation © Copyright 2024 Jeune Aesthetics, Inc. All rights reserved. 26

4.5M Aesthetic Injection Consumers Globally1 No FDA Approved Aesthetic Injectables for the Décolleté © Copyright 2024 Jeune Aesthetics, Inc. All rights reserved. 1 International Society of Plastic Surgery, Global Survey, 2022. Consumer number calculated from global neurotoxin procedures divided by two 2 The Best Anti-Aging Chest and Décolletage Products and Derm Treatments | Vogue The Décolleté: New Emphasis is Being Given to Keeping the Area as Fresh as your Face2 27 Significant Existing Consumer Demand

Significant Market Expansion Trends

Growing Skin Rejuvenation Market[1]

WW Annual Expenditure

$24.6B 2023
$44.5B 2030

Prejuvenation[2]

Growth of Minimally Invasive Procedures in Millennials

Gen Z is 22% of Global Population

Increasing Demand due to GLP-1 Accelerated Skin Aging[3]

Collagen and Elastin Damage in Skin due to Significant Weight loss

1 Br J Dermatol 2023; 189:i17-i23
2 Gen Z and Gen Alpha Infographic Update - McCrindle
3 Ozempic Is Changing People's Skin, Say Plastic Surgeons | Allure

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© Copyright 2024 Jeune Aesthetics, Inc. All rights reserved.

Projected Aesthetic Treatment Ladder © Copyright 2024 Jeune Aesthetics, Inc. All rights reserved. 29 OTC Beauty Lotions Aesthetic Practice Visit Skin Rejuvenation with Jeune Technology Addition of Neurotoxin and Filler

Market Size


$5B
$4B
$5B

Fillers: Fat and Bone Loss

Neuromodulators: Dynamic Wrinkles

Aged Skin
POTENTIAL MARKET

Global filler revenue : https://www.fortunebusinessinsights.com/industry-reports/dermal-fillers-market-100939
Global neuromodulators revenue: AbbVie earnings and Aesthetics Market Resilience: AbbVie Asserts Widely Used Botox Dominance Amidst Rising Competition (yahoo.com)

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© Copyright 2024 Jeune Aesthetics, Inc. All rights reserved.

Deep Pipeline Targeting Priority Extracellular Matrix Proteins Including Elastin

Jeune Aesthetics Pipeline

PROGRAM	INDICATION	PAYLOAD	PRE-CLINICAL	PHASE 1	PHASE 2
KB301	Dynamic Wrinkles of the Décolleté	Type III collagen (COL3)			
KB303	TBD	elastin (ELN)			
KB304	TBD	COL3 + ELN			
KB302	TBD	Type 1 collagen (COL1)			
KB305	TBD	Type IV collagen (COL4)			

KB303 for the Delivery of Elastin

- Late preclinical stage program with data package to support progression into clinic for treatment of skin elasticity loss
  - Transduction and elastin secretion by skin cells *in vitro*
  - Expression and elastin fiber formation confirmed in both young and aged mice treated with KB303
- KB304 combination vector is also in advanced preclinical development

KB303 Treated Mouse Skin



Human Elastin Immunohistochemistry

Arrows denote human elastic fibers

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© Copyright 2024 Jeune Aesthetics, Inc. All rights reserved.

32 Long Term Strategic Vision for Jeune Vision: Creating a new segment of fundamentally rejuvenative aesthetics built on Krystal’s proprietary gene delivery platform  Krystal well-positioned to rapidly advance KB301 through value-creating Phase 2 milestones  As KB301 progresses in the clinic, need for dedicated resource and commercial aesthetics expertise will grow  Jeune was purpose-built as wholly owned subsidiary to allow optionality for spin-out or partnership during clinical development © Copyright 2024 Jeune Aesthetics, Inc. All rights reserved.

Closing and Q&A 33